SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 1999

                          Block Mortgage Finance, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



           333-65215                                    43-1758633
   (Commission File Number)                 (IRS Employer Identification No.)


4435 Main Street, Suite 500, Kansas City, Missouri           64111
     (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code: (816) 932-4960


                                 Not applicable
          (Former name or former address, if changed since last report)








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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99 Computational Materials Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-1.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BLOCK MORTGAGE FINANCE, INC., as
                               Registrant

Date: January 14, 1999         By: /s/ Bret G. Wilson
                               _____________________________
                               Bret G. Wilson, President

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                            EXHIBIT INDEX
                            -------------

      Exhibit No.                              Description


          99 Computational Materials Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-1.